UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934 Date of
                    Report (Date of earliest event reported):
                                  May 27, 2003

                        Commission File Number 001-15469

                           THERMOVIEW INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                    61-1325129
     (State or other jurisdiction                     (I.R.S. Employer
  of incorporation or organization)                Identification Number)

        5611 Fern Valley Road                             40228
        Louisville, Kentucky                            (Zip Code)
   (Address of principal executive offices)

                                  502-968-2020
              (Registrant's telephone number, including area code)

Item 6. Resignations of Registrant's Directors.

     On May 27, 2003, the registrant received correspondence dated May 22, 2003 from Rodney H. Thomas notifying the registrant of his resignation as a director effective immediately due to personal reasons. Mr. Thomas cited no disagreement with the registrant on any matter related to the registrant's operations, policies, or practices.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           ThermoView Industries, Inc.


Date:  May 29, 2003        By:      /s/ Charles L. Smith
                               -------------------------------------------------
                                Charles L. Smith
                                Chief Executive Officer
                                (principal executive officer)